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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) July 11, 2003 (July 10, 2003)
                                                  -----------------------------


                              GLIMCHER REALTY TRUST
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          MARYLAND                      1-12482                  31-1390518
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(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)




     20 South Third Street, Columbus, Ohio                         43215
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


        Registrant's telephone number, including area code (614) 621-9000
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On July 10, 2003, Glimcher Realty Trust (the "Company") issued a press release updating the Company's estimate of second quarter and full year 2003 Funds From Operations ("FFO"). The press release is attached hereto as Exhibit 99.1.

         The press release incorporates certain non-GAAP financial measures. The Company believes that the presentation of such measures provides useful information to investors regarding the Company's results of operations. Specifically, the Company believes that FFO is a supplemental measure of the Company's operating performance as it is a recognized metric used extensively by the real estate industry, in particular, Real Estate Investment Trusts. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles ("GAAP")), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company's FFO may not be directly comparable to similarly titled measures reported by other real estate investment trusts. FFO does not represent cash flow from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP), as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions.

         This information is also being filed pursuant to Item 12, Results of Operations and Financial Condition, of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release of Glimcher Realty Trust, dated July 10, 2003.





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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2003


                                    GLIMCHER REALTY TRUST



                                    By: /s/ Melinda A. Janik
                                        -------------------------------
                                         Name: Melinda A. Janik
                                         Title: Senior Vice President and
                                                Chief Financial Officer


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